UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2011 (May 10, 2011)
MISONIX, INC.
(Exact name of registrant as specified in its charter)

New York	1-10986	11-2148932

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1938 New Highway, Farmingdale, NY	11735

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 694-9555
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On May 10, 2011, MISONIX, INC. (“Misonix”) issued a press release announcing its financial results for the three months ended March 31, 2011. The press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Misonix, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release of MISONIX, INC., dated May 10, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2011	MISONIX, INC.
	By:	/s/ Richard Zaremba
Richard Zaremba
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of MISONIX, INC., dated May 10, 2011

4